Exhibit 10.1

______________________________________________________________________________

STOCK PURCHASE AGREEMENT

by and among

Pharmacyclics, Inc., as Issuer and Company

and

[__________________], as Purchaser

June 16, 2010

______________________________________________________________________________

STOCK PURCHASE AGREEMENT (the “Agreement”) dated as of June 16, 2010, by and among Pharmacyclics, Inc., a Delaware corporation (the “Company”), and the person set forth on the signature page hereto (the “Purchaser”).

RECITALS:

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), as more fully set forth herein;

NOW THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I - PURCHASE AND SALE

1.1 Purchase and Sale.  On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.2(a)), the Company will sell and the Purchaser will purchase the Shares in the amount set forth on the signature page of the Purchaser attached hereto.

ARTICLE II - PURCHASE PRICE AND CLOSING

2.1 Purchase Price. The purchase price to be paid shall be $6.51 per share, and the aggregate price to be paid by the Purchaser to the Company to acquire the Shares shall be the amount set forth on the Purchaser’s signature page attached hereto (the “Purchase Price”).

2.2 The Closing.

(a)                 The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company, and of which the Purchaser will be notified in advance by the Company. At the Closing, the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, Shares in an amount set forth on the Purchaser’s signature page attached hereto.  The Closing is expected to occur on June 21, 2010.  At the Closing, (a) the Company shall cause Computershare Trust Company, N.A., the Company’s transfer agent (the “Transfer Agent”) to deliver to the Purchaser the number of Shares set forth on the Purchaser’s signature page attached hereto registered in the name of the Purchaser or, if so indicated on the Purchaser’s signature page attached hereto, in the name of a nominee designated by the Purchaser and (b) the aggregate purchase price for the Shares being purchased by the Purchaser will be delivered by or on behalf of the Purchaser to the Escrow Agent.

(b)                 No later than one (1) business day prior to the Closing Date (provided that such deadline shall not be earlier than June 18, 2010), the Purchaser shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Purchaser to the following account designated by the Company pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of June 15, 2010, by and among the Company and the Transfer Agent (as escrow agent, the “Escrow Agent”):

Bank:                           Bank of America, 100 West 33rd Street, New York, New York
ABA:
Swift Code:
For further credit
to account #:
Attn:                            Computershare Trust Company, NA as Escrow Agent for Clients
Ref:                               Pharmacyclics Escrow

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Purchaser to the Company upon the satisfaction, in the reasonable judgment of the Company, of the conditions set forth in Article V hereof.

(c)                 Delivery of Shares by Electronic Book-Entry at The Depository Trust Company.  No later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall direct the custodial agent or broker-dealer at which the account or accounts to be credited with the Shares being purchased by the Purchaser are maintained, which custodial agent or broker/dealer shall be a The Depository Trust Company (“DTC”) participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares by means of an electronic book-entry delivery.  Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Purchaser by the Company.  Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 2.2(b) above, the Company shall direct the Transfer Agent to credit the Purchaser’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(d)                 No offer by the Purchaser to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing, or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

ARTICLE III - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company’s representations and warranties below are qualified in their entirety by the SEC Documents (as defined below).  The Company represents and warrants to the Purchaser as follows:

3.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has all corporate powers required to carry on its business as now conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have or result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the business or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”). True and complete copies of the Company’s Certificate of Incorporation, as amended (the “Certificate”), and Bylaws, as amended (the “Bylaws”), as currently in effect and as will be in effect on the Closing Date (collectively, the “Certificate and Bylaws”), have been filed as exhibits to the Company’s SEC Documents (as defined below).

3.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized, and no additional corporate or stockholder action is required for the approval thereof.  This Agreement has been duly executed and delivered and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3 Governmental Authorization. Except as otherwise specifically contemplated in this Agreement and except for: (i) the filing with the Securities and Exchange Commission (the “Commission” or the “SEC”) of the Prospectus Supplement (as defined below); (ii) the application to The Nasdaq Capital Market (the “Principal Market”) for the listing of the Shares for trading thereon in the time and manner required thereby; (iii) the filing of a Form 8-K disclosing the transaction documents contemplated hereby; (iv) filings under FINRA; and (v) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, but not limited to, the sale and delivery of the Shares) by the Company require no action (including, without limitation, stockholder approval) by or in respect of, or filing with, any governmental or regulatory body, agency, official or authority (including, without limitation, the Principal Market), except as would not cause a Material Adverse Effect.

3.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) do not and will not (a) contravene or conflict with the Certificate and Bylaws of the Company or any material agreement to which the Company is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any material provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Company or under any material license, franchise, permit or other similar authorization held by the Company; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Company. For purposes of this Agreement, the term “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

3.5 SEC Documents. The Company is obligated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to file reports pursuant to Sections 13 or 15(d) thereof (all such reports filed or required to be filed by the Company, including all exhibits thereto or incorporated therein by reference, and all documents filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), hereinafter called the “SEC Documents”).  The Company has filed all reports or other documents required to be filed under the Exchange Act.  All SEC Documents filed by the Company (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has previously made available to the Purchaser a correct and complete copy of each report which the Company filed with SEC under the Exchange Act for any period ending on or after June 30, 2009 (the “Recent Reports”), or such reports are publicly available via EDGAR on the Commission’s website.  None of the information about the Company which has been disclosed to the Purchaser herein or in the course of discussions and negotiations with respect hereto which is not disclosed in the Recent Reports is or was required to be so disclosed, and no material non-public information has been disclosed to the Purchaser.

3.6 Registration Statement and Prospectus.

(a)                 The Company meets the requirements for use of Form S-3 under the Securities Act and has filed with the SEC a registration statement on such Form (Registration File No. 333-166988), which became effective as of June 7, 2010, for the registration under the Securities Act of the Shares. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the SEC pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the SEC promulgated thereunder, a supplement to the form of prospectus filed with the SEC on May 20, 2010 and related to such registration statement, relating to the offer to sell and proposed sale of the Shares and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form filed with the SEC on May 20, 2010, is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the SEC pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the SEC.

(b)                 The Registration Statement (and any further documents to be filed with the SEC) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply or will comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the SEC, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the SEC, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Purchaser specifically for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the SEC. There are no documents required to be filed with the SEC in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c)                 The Company has delivered, or will as promptly as practicable deliver, to the Purchaser complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Purchaser reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

3.7 Capitalization.  (a)  The authorized capital stock of the Company consists of One Hundred Million (100,000,000) shares of common stock, $0.0001 par value per share, of which 51,052,304 shares are issued and outstanding as of the date hereof, and one million (1,000,000) shares of preferred stock, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors may determine, none of which are issued and outstanding.

(b)                 All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.  No securities issued by the Company from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights.  There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company.  All material taxes required to be paid by the Company in connection with the issuance and any transfers by the Company of the Company’s capital stock have been paid.  All material permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Company from the date of the Company’s incorporation to the date hereof have been obtained or effected, and all securities of the Company have been issued in accordance with the provisions of all applicable securities or other laws except as could not cause a Material Adverse Effect.

(c)                 The Shares have been duly authorized, and upon consummation of the transactions contemplated by this Agreement, will be validly issued, fully paid and non-assessable.

3.8 Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Company, which would make the Purchaser liable for any fees or commissions.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company as follows:

4.1 Existence and Power. The Purchaser, if not a natural person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of the Purchaser’s organization.  The Purchaser has all powers required to bind it to the representations, warranties and covenants set forth herein.

4.2 Authorization.  The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized, and no additional action is required for the approval of this Agreement.  This Agreement has been or, to the extent contemplated hereby, will be duly executed and delivered and constitute a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 Signature Page. The Purchaser has answered all questions on the signature page for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing.

4.4 Reliance. The Purchaser, in connection with its decision to purchase the Shares, relied only upon the Base Prospectus, the Prospectus Supplement, the Incorporated Documents, and any representations and warranties of the Company contained herein.

4.5 Foreign Distribution. The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with issue of the Shares in any jurisdiction outside the United States where action for that purpose is required.

4.6 Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares contains legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in the connection with its purchase of the Shares.

4.7 Securities Laws. The Purchaser is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

4.8 Base Prospectus. The Purchaser represents that it has received or can obtain on the Commission’s EDGAR filing system the Base Prospectus, which is part of the Company’s Registration Statement, the documents incorporated by reference therein, and any free writing prospectus, prior to or in connection with the receipt of this Agreement along with the Company’s counterpart to this Agreement.

ARTICLE V - CONDITIONS TO CLOSING

5.1 Conditions to Obligations of Purchaser to Effect the Closing. The Purchaser’s obligation to purchase the Shares will be subject (I) to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date that are contained in this Agreement and (II) to the condition that on the Closing Date, the Registration Statement shall be effective and no stop order shall have been issued by the Securities and Exchange Commission with respect to the Registration Statement.  The Purchaser’s obligations are expressly not conditioned on any other purchase of the Shares or the issuance of any minimum amount of Shares by the Company.

5.2 Conditions to Obligations of the Company to Effect the Closing. The obligations of the Company to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing that the Purchaser shall deliver or cause to be delivered to the Escrow Agent payment of the Purchase Price set forth on the Purchaser’s signature page attached hereto, in cash by wire transfer of immediately available funds to the account of the Escrow Agent designated in Section 2.2(b) herein.

ARTICLE VI - MISCELLANEOUS

6.1 Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

6.2 Fees and Expenses. All costs and expenses (including all legal fees) relating to this Agreement, the negotiations preceding, and the transactions contemplated by, this Agreement shall be paid by the party incurring such costs and expenses.

6.3 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express with next day delivery specified. The address for such notices and communications shall be as follows:

If to the Purchaser at the Purchaser’s address set forth under its name on the signature page attached hereto, or with respect to the Company, addressed to:

Pharmacyclics, Inc.
995 East Arques Avenue
Sunnyvale, California 94085-4521
Attention:  President
Facsimile: 408-774-0340
Email:

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.  Copies of notices to the Company shall be sent to Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, NY 10022, Attn: Adam W. Finerman, Esq., Facsimile No. 212-451-2222, Email:                                .  Copies of notices to the Purchaser shall be sent to the address, if any, listed on the signature pages attached hereto.

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section 6.3.  Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

6.4 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

6.5 Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York.  The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 6.5 shall affect or limit any right to serve process in any other manner permitted by law.

6.6 Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties.

6.7 Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

6.8 Entire Agreement. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

6.9 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

6.10 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Company and the Purchaser.  The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default

6.11 No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

6.12 Construction of Agreement; Knowledge. For purposes of this Agreement, the term “knowledge,” when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation (including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.  Whenever any form of the word “include” is used in this Agreement, it shall be interpreted as if it were followed by the phrase “without limitation”.

6.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.  In the event that any signature is delivered by facsimile or other electronic image transmission technology, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.14 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

6.15 Waiver of Trial by Jury.  THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

 [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

PHARMACYCLICS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO
PHARMACYCLICS, INC.
STOCK PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Stock Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature page of the Company, shall constitute one and the same document in accordance with the terms of the Agreement.

Print Purchaser Name:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
SSN/EIN:
Number of Shares Purchased
Purchase Price per Share	$6.51
Aggregate Purchase Price:

Purchaser Questionnaire

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.
Name of DTC Participant (custodial agent or broker-dealer at which the account or accounts to be credited with the Shares are maintained); please include the name and telephone number of the contract person at the custodial agent or broker-dealer:

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares: